906 CERTIFICATION OF CERTIFYING OFFICER

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          AND CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report On Form 10-K of Eworld Interactive, Inc. for the Year Ended December 31, 2009, I, Gerry Shirren, Secretary, Director, Chief Financial Officer, and Chief Accounting Officer of Eworld Interactive, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Yearly Report on Form 10-K for the year ended December 31, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Yearly Report on Form 10-K for the year ended December 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of Eworld Interactive, Inc.

Dated:  April 13, 2010

EWORLD INTERACTIVE, INC.


By: /s/ Gerry Shirren
    -----------------
    President, Secretary, Director,
    Chief Financial Officer,
    And Chief Accounting Officer



This certification accompanies this report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purpose of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Eworld Interactive, Inc. and will be retained and furnished to the Securities and Exchange Commission or its staff upon request.